UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

PLUMAS BANCORP
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA	95971
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 283-7305

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLBC	NASDAQ Capital Market

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 22, 2019, Eide Bailly LLP (“Eide Bailly”) acquired the operations of Vavrinek, Trine, Day & Company (“VTD”), the independent registered public accounting firm of Plumas Bancorp (the “Company”), and certain of VTD’s professional staff and partners joined Eide Bailly. As a result, VTD resigned as the Company’s independent registered public accounting firm as of July 22, 2019.

The reports of VTD regarding the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2018 and 2017, and during the period from December 31, 2018 through July 22, 2019, the date VTD’s resignation, (i) there were no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of VTD, would have caused it to make reference to such disagreement in its reports and (ii) there were no reportable events that would require disclosure under Item 304(a)(1)(v) of Regulation S-K and the related instructions.

The Company provided VTD with a copy of this Current Report on Form 8-K prior to its filing and requested that VTD furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of VTD’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 22, 2019, concurrent with the resignation of VTD, the Company engaged Eide Bailly to serve as its independent registered public accounting firm for the year ending December 31, 2019. The decision to engage Edie Bailly was approved by the Company’s Audit Committee prior to the engagement.

Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by Eide Bailly on the Company’s financial statements or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to the Company’s engagement of Eide Bailly, Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 9.01

(d)	Exhibits

Number	Description of Document
16.1	Letter from Vavrinek, Trine, Day & Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMAS BANCORP

Dated: July 23, 2019	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description
16.1	Letter from Vavrinek, Trine, Day & Company